UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22779

Nuveen Intermediate Duration Quality Municipal Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End	May 31
Fund	2023

Nuveen Municipal

Closed-End Funds

NIQ Nuveen Intermediate Duration Quality Municipal Term Fund

Annual

Report

Table of Contents

Chair’s Letter to Shareholders	3
Important Notices	4
Portfolio Managers’ Comments	5
Fund Leverage	8
Common Share Information	9
About the Fund's Benchmarks	11
Performance Overview and Holding Summaries	12
Shareholder Meeting Report	14
Report of Independent Registered Public Accounting Firm	15
Portfolio of Investments	16
Statement of Assets and Liabilities	23
Statement of Operations	24
Statement of Changes in Net Assets	25
Statement of Cash Flows	26
Financial Highlights	28
Notes to Financial Statements	31
Shareholder Update	42
Important Tax Information	43
Additional Fund Information	44
Glossary of Terms Used in this Report	45
Board Members & Officers	47

Chair’s Letter
to Shareholders

Dear Shareholders,

The significant measures taken by the U.S. Federal Reserve (Fed) and other global central banks since 2022 to contain inflation have begun to take effect. From March 2022 to May 2023, the Fed raised the target fed funds rate by 5.00% to a range of 5.00% to 5.25%, then left the rate unchanged in June 2023, marking the fastest interest rate hiking cycle in its history. Inflation rates in the U.S. and across most of the world have fallen from their post-pandemic highs but currently remain well above the levels that central banks consider supportive of their economies’ long-term growth.

At the same time, the U.S. and other large economies have remained relatively resilient, even as financial conditions have tightened. Despite contracting in the first half of 2022, U.S. gross domestic product grew 2.1% in 2022 overall compared to 2021 and expanded at a moderate pace of 2.0% in the first quarter of 2023. A relatively strong jobs market has helped support consumer sentiment and spending despite historically high inflation. Markets are concerned that these conditions could keep upward pressure on prices and wages, although the collapse of three regional U.S. banks (Silicon Valley Bank, Signature Bank and First Republic Bank) and major European bank Credit Suisse in March 2023 is likely to add further downward pressure to the economy as the banking system slows lending in response.

Fed officials are closely monitoring inflation data and other economic measures to modify their rate setting activity based upon these factors on a meeting-by-meeting basis, including pausing rate adjustments at the most recent meeting in June 2023 to assess the effects of monetary policy so far on the economy. While uncertainty has increased given the unpredictable outcome of tighter credit conditions on the economy, the Fed remains committed to acting until it sees sustainable progress toward its inflation goals. Additionally, market concerns surrounding the U.S. debt ceiling faded after the government agreed in June 2023 to suspend the nation’s borrowing limit until January 2025, averting a near-term default scenario. In the meantime, markets are likely to continue reacting in the short term to news about inflation data, economic indicators and central bank policy. We encourage investors to keep a long-term perspective amid the short-term turbulence. Your financial professional can help you review how well your portfolio is aligned with your time horizon, risk tolerance and investment goals.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth
Chair of the Board
July 21, 2023

Important Notices

For Shareholders of

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

Termination and Liquidation

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ) completed its termination and liquidation following the close of business on June 30, 2023. The termination and liquidation was performed in accordance with the fund’s investment objectives and organizational documents, consistent with the fund’s previously announced liquidation plans.

As previously announced, NIQ owned securities of Energy Harbor Corp. (ENGH) that represented approximately 4.4% of the fund’s common assets as of June 30, 2023. The securities of ENGH, upon the fund’s termination, were transferred to a liquidating trust intended to facilitate the orderly disposition of those assets.

Upon the fund’s termination, NIQ had a final extended net asset value (NAV) of $12.9850 per common share. In its liquidation, the fund paid a cash distribution of $12.4082 per common share to all fund shareholders. Additionally, the fund distributed one unit of Nuveen Intermediate Duration Quality Municipal Term Fund Liquidating Trust per common share of NIQ owned by each shareholder on the liquidation date. Upon its formation on June 30, 2023, the liquidating trust had an NAV equal to $0.5768 per unit. Per share details are as follows:

Total value of final liquidating distributions[1]	$12.9850
Cash distribution	$12.4082
Per share value of liquidating trust units[1]	$ 0.5768
[1] Calculated as of the close of business on June 30, 2023.

Important Information About the Liquidating Trust

Holders of liquidating trust units may obtain a copy of the Trust Instrument governing the liquidating trust and periodic reports of the liquidating trust on www.nuveen.com/NIQ. The liquidating trust intends to disclose its net asset value per unit and the positions held in the trust each calendar month. Additional information, including dispositions and expenses, will be provided annually.

Unit holders will not have rights to sell, transfer or otherwise dispose of or in any way encumber their liquidating trust units other than pursuant to a transfer by operation of law (e.g., upon the death of the shareholder or as required by law or an order of a court of competent jurisdiction). The liquidating trust units will not be offered to the public or traded on an exchange. The liquidating trust exists solely for the purpose of liquidating the securities transferred to it and distributing the proceeds from disposition of, and income from, those securities to the trust’s unit holders (i.e., former fund shareholders). The trustee of the liquidating trust, Nuveen Fund Advisors, LLC, will make regular efforts to dispose of the securities of ENGH held in the trust and to make timely distributions to the trust’s unit holders. Because of Nuveen’s effective status as a substantial minority owner of ENGH and other rights, and the consequent limitations on its ability to sell the liquidating trust’s ENGH securities, it is not presently possible to predict when the liquidating trust will be able to liquidate its ENGH holdings and make a final cash distribution to its unit holders.

The trust will not charge any management fees but may incur reasonable expenses in connection with its operation. The liquidating trust is not expected to issue tax reporting on Form 1099 like NIQ but instead will follow trust reporting tax conventions and is expected to issue tax statements annually. The trust will be treated as a grantor trust for federal income tax purposes.

Portfolio Managers’ Comments

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

The Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio Manager Daniel J. Close, CFA, manages the Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ).

Effective June 30, 2023, following the close of business, the Nuveen Intermediate Duration Quality Municipal Term Fund completed its termination and liquidation.

Here the Fund’s portfolio manager reviews U.S. economic and municipal market conditions, key investment strategies and the performance of the Fund for the twelve-month reporting period ended May 31, 2023. For more information on the Fund’s investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the U.S. economy and the municipal bond market during the twelve-month annual reporting period ended May 31, 2023?

U.S. economic growth continued to moderate amid high inflation and tightening financial conditions during the twelve-month period ended May 31, 2023. In the first quarter of 2023, the economy expanded at an annualized rate of 2%, according to the U.S. Bureau of Economic Analysis, compared to 2.1% in 2022 overall. At the start of the reporting period, inflation rose sharply because of supply chain disruptions and high food and energy prices related to the pandemic, the Russia-Ukraine war and China’s zero-COVID restrictions (eventually lifted in December 2022). Inflation during the reporting period reached its peak level in the U.S. in June 2022. Since then, price pressures have eased given normalization in supply chains, falling energy prices and aggressive measures by the U.S. Federal Reserve (Fed) and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, inflation levels remained much higher than central banks’ target levels.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

The Fed raised its target fed funds rate eight times during the reporting period, bringing it to a range of 5.00% to 5.25% as of May 2023. At the June 2023 meeting (subsequent to the close of this reporting period), the Fed opted to leave rates unchanged. One of the Fed’s rate increases occurred in March 2023, a decision that was closely watched because of the failure of Silicon Valley Bank and Signature Bank during the same month and uncertainty around the economic impact of these failures. Additionally, in March 2023, Swiss bank UBS agreed to buy Credit Suisse, which was considered to be vulnerable in the current environment. For much of the reporting period, the Fed’s activity led to significant volatility in bond and stock markets. In addition, it contributed to an increase in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings. Global currency and bond markets were further roiled in September 2022 by an unpopular fiscal spending proposal in the U.K. but recovered after the plans were abandoned.

During the reporting period, elevated inflation and higher borrowing costs weighed on some segments of the economy, including the real estate market. Consumer spending, however, has remained more resilient than expected, in part because of a still-strong labor market, another key gauge of the economy’s health. By July 2022, the economy had recovered the 22 million jobs lost since the beginning of the pandemic. As of May 2023, the unemployment rate remained near its pre-pandemic low of 3.7%, although monthly job growth appeared to be slowing. The strong labor market and wage gains helped provide a measure of resilience to the U.S. economy during the reporting period, even as the Fed sought to soften job growth to help curb inflation pressures.

The broad municipal bond market was impacted by interest rate volatility and economic uncertainty during the reporting period. Municipal yields rose across the maturity spectrum, but the move was uneven. The greatest increase in yields was at the shorter end of the curve as markets priced in a more aggressive pace of monetary tightening to combat persistently high inflation. Yields at the long end of the municipal curve also rose significantly, but intermediate and intermediate-long maturities saw relatively smaller yield increases. Overall, shorter maturities generally outperformed longer maturities during the reporting period. In response to the rising interest rate environment and heightened market volatility, dealers reduced their inventories and investors increased redemptions from traditional municipal bond mutual funds, particularly in the first half of the reporting period. Fund flows have stabilized and began to improve in 2023. For much of the reporting period, credit spreads were generally stable given relatively strong municipal fundamentals, although there was some widening as the market sell-off continued.

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

What key strategies were used to manage the Fund during the twelve-month reporting period ended May 31, 2023?

The Fund’s primary investment objective was to provide current income exempt from regular federal income tax. The Fund’s secondary investment objective was to seek additional total return. NIQ had a 10-year term and liquidated, as planned, on June 30, 2023 (subsequent to the close of this reporting period), distributing its then-current net assets to shareholders. The Fund used leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objectives. The rising yield environment during this reporting period was favorable for the portfolio management team to reset embedded yields higher in the Fund’s portfolio, including by engaging in tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.

Additionally, the portfolio management team sold lower book yield positions to help reduce structural leverage in early October, and also collapsed tender option bond structures. The portfolio management team sought to maintain the overall characteristics of the Fund and stay fully invested by reinvesting the proceeds of called and maturing bonds into 4% and 5% coupon structures in the intermediate duration range. In advance of the term date, the orderly liquidation of the Fund began in June 2023. Following the liquidation, the Fund held 100% in cash except for the securities of Energy Harbor (ENGH), which were transferred to a liquidating trust intended to facilitate the orderly disposition of those assets.

How did the Fund perform during the twelve-month reporting period ended May 31, 2023?

For the twelve months ended May 31, 2023, NIQ underperformed the S&P Municipal Bond Intermediate Index. For the purposes of this Performance Commentary, the references to relative performance of NIQ are in comparison to the S&P Municipal Bond Intermediate Index.

The Fund’s use of leverage through preferred shares and inverse floating rate securities detracted from relative performance during the reporting period. Sector allocation also detracted from relative performance, driven by an overweight to the other utility sector and an allocation to the transportation sector.

Partially offsetting these detractors was the Fund’s duration positioning, particularly an overweight to zero to two-year duration structures. Positive contributions also came from some of the Fund's longer duration exposures, which were beneficial to relative performance. In addition, the Fund’s underweight to AAA rated bonds was advantageous to relative performance.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Fund's common shares relative to their comparative benchmarks was the Fund's use of leverage through its issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Fund's use of leverage detracted from relative performance over this reporting period.

As of May 31, 2023, the Fund's percentages of leverage are as shown in the accompanying table.

Effective Leverage*	6.45%
Regulatory Leverage*	0.00%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Fund's distributions is current as of May 31, 2023. The Fund's distribution levels may vary over time based on the Fund's investment activity and portfolio investments value changes.

During the current reporting period, the Fund's distributions to common shareholders were as shown in the accompanying table.

Per Common
Month Distributions (Ex-Dividend Date)	Share Amounts
June	$0.0385
July	0.0350
August	0.0350
September	0.0350
October	0.0295
November	0.0295
December	0.0295
January	0.0295
February	0.0295
March	0.0295
April	0.0335
May	0.0335
Total Distributions from Net Investment Income	$0.3875
Yields
Market Yield*	3.19%
Taxable-Equivalent Yield*	5.39%

*	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to the Notes to Financial Statements for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced from or comprised of elements other than net investment income, including capital gains

Common Share Information (continued)

and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2022, the Fund's Board of Trustees reauthorized an open-market common share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Fund did not repurchase any of their outstanding common shares. As of May 31, 2023, (and since the inception of the Fund's repurchase programs), the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	1,305,000

OTHER COMMON SHARE INFORMATION

As of May 31, 2023, the Fund's common share prices were trading at a premium/(discount) to its common share NAV, and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

Common share NAV	$12.96
Common share price	$12.60
Premium/(Discount) to NAV	(2.77)%
Average premium/(discount) to NAV	(2.83)%

About the Fund’s Benchmarks

S&P Municipal Bond Intermediate Index: An index containing bonds in the S&P Municipal Bond Index that mature between 3 and 15 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NIQ	Nuveen Intermediate Duration Quality
Municipal Term Fund
Performance Overview and Holding Summaries as of
May 31, 2023

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Performance*

	Average Annual
	1-Year	5-Year	10-Year
NIQ at Common Share NAV	(0.73)%	1.93%	2.64%
NIQ at Common Share Price	(1.16)%	3.26%	3.35%
S&P Municipal Bond Intermediate Index	1.05%	1.82%	2.23%

*	For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Intermediate Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of May 31, 2023 - Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	92.2%
Common Stocks	4.4%
Other Assets Less Liabilities	3.4%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	0.9%
AAA	3.3%
AA	40.6%
A	24.0%
BBB	19.3%
BB or Lower	3.7%
N/R (not rated)	4.0%
N/A (not applicable)	4.2%
Total	100%

Portfolio Composition
(% of total investments)
Utilities	25.8%
Tax Obligation/Limited	17.4%
Transportation	15.1%
Health Care	11.4%
Tax Obligation/General	9.0%
Education and Civic Organizations	8.9%
Other	7.9%
Common Stock	4.5%
Total	100%

State and Territories[1]
(as a % of total municipal bonds)
Colorado	12.7%
Tennessee	9.7%
Illinois	8.4%
Michigan	7.8%
New York	7.6%
California	6.8%
Kentucky	5.4%
Georgia	5.3%
Florida	4.4%
District Of Columbia	3.8%
Ohio	3.3%
Texas	2.8%
Maine	2.7%
New Jersey	2.3%
Other	17.0%
Total	100%

1 See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

Shareholder Meeting Report

The annual meeting of shareholders was held on May 8, 2023 for NIQ; at this meeting the shareholders were asked to elect Board members.

NIQ
Common
shares
Approval of the Board Members was reached as follows:
Amy B.R. Lancellotta
For	11,495,456
Withhold	503,400
Total	11,998,856
John K. Nelson
For	11,496,376
Withhold	502,480
Total	11,998,856
Terence J. Toth
For	11,486,193
Withhold	512,663
Total	11,998,856
Robert L. Young
For	11,480,114
Withhold	518,742
Total	11,998,856

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Nuveen Intermediate Duration Quality Municipal Term Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Nuveen Intermediate Duration Quality Municipal Term Fund (the Fund), including the portfolio of investments, as of May 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the Fund completed its termination and liquidation following the close of business on June 30, 2023. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
July 26, 2023

NIQ	Nuveen Intermediate Duration Quality
Municipal Term Fund
Portfolio of Investments
May 31, 2023

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 92.2% (95.5% of Total Investments)
	Alabama – 0.7% (0.8% of Total Investments)
$ 1,000	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/34	No Opt. Call	A2	$ 1,035,500
225	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds,	5/29 at 100.00	N/R	208,110
	Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A 2021 2021
	Total Alabama			1,243,610
	Arizona – 0.7% (0.7% of Total Investments)
1,000	Tempe, Arizona, Water and Sewer Revenue Bonds, Series 2021, 5.000%, 7/01/41	7/31 at 100.00	AA+	1,099,680
	Total Arizona			1,099,680
	California – 6.3% (6.5% of Total Investments)
55	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	50,494
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
1,170	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	1,186,158
	Series 2018A, 5.000%, 12/31/43, (AMT)
1,000	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	1,005,220
	Series 2018B, 5.000%, 6/01/48, (AMT)
370	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	379,391
	Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	7/01/39, 144A
1,930	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB+	1,959,857
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34
3,335	Eastern Municipal Water District Financing Authority, California, Water and Wastewater	7/27 at 100.00	AAA	3,574,753
	Revenue Bonds, Series 2017D, 5.250%, 7/01/42
700	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	No Opt. Call	Aa2	793,016
	2021B, 5.000%, 7/01/29
155	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series	No Opt. Call	A (4)	164,618
	2011A, 8.000%, 10/01/26, (ETM)
1,500	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	1,599,375
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/36
	Total California			10,712,882
	Colorado – 11.7% (12.1% of Total Investments)
3,045	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	A–	3,269,691
	Series 2019A-2, 5.000%, 8/01/30
5,000	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2017A-2,	11/27 at 100.00	AA+	5,194,450
	5.000%, 11/15/47
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System
	Revenue Bonds, Refunding Series 2013A:
500	5.000%, 3/01/25	No Opt. Call	AA	514,785
2,145	5.000%, 3/01/27	No Opt. Call	AA	2,289,594
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System
	Revenue Bonds, Tender Option Bond Trust 2016-XF2354, Formerly Tender Option Bond Trust 3316:
725	9.549%, 3/01/28, 144A, (IF) (5)	No Opt. Call	AA	1,045,544
200	9.549%, 3/01/29, 144A, (IF) (5)	No Opt. Call	AA	309,824
1,870	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center	12/26 at 100.00	Baa2	1,912,711
	Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/30
1,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	AA–	1,170,850
	Springs Utilities, Series 2008, 6.500%, 11/15/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 4,000	University of Northern Colorado at Greeley, Institutional Enterprise System Revenue	6/26 at 100.00	Aa2	$ 4,109,320
	Bonds, Refunding Series 2016A, 5.000%, 6/01/46
	Total Colorado			19,816,769
	District of Columbia – 3.5% (3.6% of Total Investments)
4,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	AA	3,710,400
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/53 – AGM Insured
2,000	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	2,268,300
	Bonds, Series 2020A, 5.000%, 7/15/33
	Total District of Columbia			5,978,700
	Florida – 4.0% (4.2% of Total Investments)
150	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing	No Opt. Call	BBB	150,125
	Project, Series 2013A, 5.000%, 11/15/23
130	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	130,702
	Phase 1 Project, Series 2013A, 5.500%, 11/01/23
1,500	Broward County, Florida, Tourist Development Tax Revenue Bonds, Convention Center	9/31 at 100.00	Aa3	1,419,255
	Expansion Project, Series 2021, 4.000%, 9/01/51
280	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami	7/23 at 100.00	Baa3	280,616
	FX, LLC Project, Series 2010A, 5.350%, 7/01/29
350	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria	No Opt. Call	BBB– (4)	350,000
	University, Refunding Series 2013A, 4.500%, 6/01/23, (ETM)
1,000	Florida Mid-Bay Bridge Authority, Revenue Bonds, 1st Senior Lien Series 2015A, 5.000%,	No Opt. Call	BBB+	1,003,200
	10/01/23
500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/36	10/27 at 100.00	Aa3	533,750
2,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2022,	7/32 at 100.00	AA	2,144,300
	5.000%, 7/01/51
510	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	529,773
	Electric Cooperatice, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42
305	Southeast Overtown/Park West Community Redevelopement Agency, Florida, Tax Increment	No Opt. Call	BBB+	307,775
	Revenue Bonds, Series 2014A-1, 5.000%, 3/01/24, 144A
	Total Florida			6,849,496
	Georgia – 4.9% (5.0% of Total Investments)
1,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	1,040,870
	Certificates, Northeast Georgia Health Services Inc., Series 2017B, 5.250%, 2/15/45
1,000	Geo. L. Smith II Georgia World Congress Center Authority, Georgia, Convention Center	1/31 at 100.00	BBB–	809,530
	Hotel Revenue Bonds, First Tier Series 2021A, 4.000%, 1/01/54
2,800	Georgia Ports Authority, Revenue Bonds, Series 2022, 5.000%, 7/01/47	7/32 at 100.00	AA	3,051,776
1,465	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/28 at 100.00	AA	1,505,932
	Series 2019A, 5.000%, 1/01/49 – BAM Insured
1,770	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project M Bonds,	7/32 at 100.00	AA	1,849,261
	Series 2022A, 5.000%, 7/01/52 – AGM Insured
	Total Georgia			8,257,369
	Hawaii – 1.9% (2.0% of Total Investments)
3,000	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond	1/28 at 100.00	Aa2	3,231,060
	Resolution, Senior Series 2018A, 5.000%, 7/01/37
	Total Hawaii			3,231,060
	Illinois – 7.8% (8.1% of Total Investments)
500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2021A, 5.000%,	11/30 at 100.00	AA–	558,955
	11/15/32

NIQ	Nuveen Intermediate Duration Quality Municipal
Term Fund
Portfolio of Investments (continued)
May 31, 2023

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series	8/25 at 100.00	AA–	$ 2,063,660
	2015A, 5.000%, 2/01/27
2,500	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	A–	2,667,725
5,000	Illinois State, General Obligation Bonds, Series 2013, 5.000%, 7/01/23	No Opt. Call	BBB+	5,004,050
290	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College	11/26 at 100.00	AA	305,147
	District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding
	Series 2017A, 5.000%, 11/01/33 – AGM Insured
665	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	A	591,318
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
2,000	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015,	3/25 at 100.00	A	2,027,480
	5.000%, 3/01/33
	Total Illinois			13,218,335
	Kentucky – 5.0% (5.1% of Total Investments)
2,000	Kentucky Bond Development Corporation, Kentucky, Industrial Building Revenue Bonds,	3/30 at 100.00	AA	2,130,540
	Kentucky Communications Network Authority, Series 2019, 5.000%, 9/01/49 – BAM Insured
1,000	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington	9/28 at 100.00	A2	1,032,010
	Center Corporation Project, Series 2018A, 5.000%, 9/01/43
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation
	Kentucky Information Highway Project, Senior Series 2015A:
925	4.250%, 7/01/35	7/25 at 100.00	BBB+	880,424
1,400	5.000%, 1/01/45	7/25 at 100.00	BBB+	1,364,062
3,000	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown	No Opt. Call	Baa2	2,991,450
	Crossing Project, Capital Appreciation First Tier Series 2013B, 0.000%, 7/01/23
	Total Kentucky			8,398,486
	Louisiana – 0.3% (0.3% of Total Investments)
530	New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking Facilities	10/28 at 100.00	AA	554,661
	Corporation Consolidated Garage System, Series 2018A, 5.000%, 10/01/43 – AGM Insured
	Total Louisiana			554,661
	Maine – 2.5% (2.6% of Total Investments)
1,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1 (4)	1,001,100
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33, (Pre-refunded 7/01/23)
1,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth	7/28 at 100.00	A+	1,031,590
	Issue, Series 2018A, 5.000%, 7/01/43
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
340	5.000%, 7/01/27	7/24 at 100.00	A+	345,909
1,850	5.000%, 7/01/29	7/24 at 100.00	A+	1,879,785
	Total Maine			4,258,384
	Maryland – 0.4% (0.4% of Total Investments)
615	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	CCC+	610,695
	5.000%, 9/01/34
	Total Maryland			610,695
	Michigan – 7.2% (7.4% of Total Investments)
1,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender	No Opt. Call	Aa1	1,746,840
	Option Bond Trust 3308, 10.006%, 5/01/30 – AGM Insured, 144A, (IF) (5)
5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B,	7/23 at 100.00	A+	5,006
	5.000%, 7/01/36 – FGIC Insured
5	Detroit, Michigan, Water Supply System Revenue Bonds, Second Lien Series 2003B, 5.000%,	7/23 at 100.00	A+	5,007
	7/01/34 – NPFG Insured
190	Flint Hospital Building Authority, Michigan, Building Authority Revenue Bonds, Hurley	No Opt. Call	BBB–	189,958
	Medical Center, Series 2013A, 5.000%, 7/01/23

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 2,355	Kalamazoo County, Michigan, General Obligation Bonds, Limitied Tax Series 2022, 4.000%,	5/31 at 100.00	AA+	$ 2,311,598
	5/01/45
3,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	No Opt. Call	AA	3,002,520
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1,
	5.000%, 7/01/23 – AGM Insured
850	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco	12/30 at 100.00	BBB+	863,804
	Receipts, Series 2020B-1-CL2, 5.000%, 6/01/49
4,000	Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program, Series 2021A,	11/31 at 100.00	AA+	4,088,160
	4.000%, 11/15/37
	Total Michigan			12,212,893
	Minnesota – 1.1% (1.2% of Total Investments)
2,000	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	1,929,860
	Essentia Health Obligated Group, Series 2018A, 4.250%, 2/15/43
	Total Minnesota			1,929,860
	Montana – 1.4% (1.4% of Total Investments)
	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell
	Regional Medical Center, Series 2018B:
985	5.000%, 7/01/28	No Opt. Call	BBB	1,024,489
1,270	5.000%, 7/01/29	7/28 at 100.00	BBB	1,317,701
	Total Montana			2,342,190
	Nevada – 1.7% (1.8% of Total Investments)
515	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	523,060
	Series 2017A, 5.000%, 9/01/47
1,000	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	1,053,610
	5.250%, 7/01/43
1,295	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Refunding Series	No Opt. Call	BBB+	1,331,350
	2016, 5.000%, 6/15/26
	Total Nevada			2,908,020
	New Jersey – 2.1% (2.2% of Total Investments)
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/25 at 100.00	Baa1	991,630
	Program Bonds, Tender Option Bond Trust 2016-XF2340, 3.985%, 9/01/25, 144A, (IF) (5)
1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	7/23 at 101.00	BB–	1,002,600
	Airlines Inc., Series 1999, 5.250%, 9/15/29, (AMT)
1,225	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/30 at 100.00	A2	1,137,658
	2020AA, 4.000%, 6/15/50
420	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB–	422,024
	Bonds, Series 2018B, 5.000%, 6/01/46
	Total New Jersey			3,553,912
	New York – 7.0% (7.3% of Total Investments)
495	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	B–	452,806
	Bonds, Catholic Health System, Inc. Project, Series 2015, 5.000%, 7/01/29
435	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A2	491,102
	Series 2007, 5.500%, 10/01/37
3,545	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	3,748,731
	2017, 5.000%, 9/01/42
1,390	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	1,419,412
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	No Opt. Call	A3	806,910
	Green Climate Certified Series 2020E, 5.000%, 11/15/30
1,000	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/42	8/30 at 100.00	AA	1,076,570

NIQ	Nuveen Intermediate Duration Quality Municipal
Term Fund
Portfolio of Investments (continued)
May 31, 2023

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,750	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding Group 1	9/32 at 100.00	AA+	$ 1,703,258
	Series 2022A, 4.000%, 3/15/49
2,000	Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges &	11/32 at 100.00	AAA	2,210,240
	Tunnels, TBTA Capital Lockbox-City Sales Tax, Series 2022A, 5.250%, 5/15/57
	Total New York			11,909,029
	North Dakota – 0.7% (0.7% of Total Investments)
1,250	Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essential Health	2/28 at 100.00	A–	1,206,163
	Obligated Group, Series 2018B, 4.250%, 2/15/43
	Total North Dakota			1,206,163
	Ohio – 3.0% (3.1% of Total Investments)
4,280	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	3,965,420
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	30
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)
1,150	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth	6/25 at 100.00	AA	1,168,975
	Bypass Project, Series 2015, 5.000%, 12/31/27 – AGM Insured, (AMT)
	Total Ohio			5,134,425
	Oklahoma – 0.3% (0.3% of Total Investments)
500	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	BB–	451,215
	Project, Series 2018B, 5.500%, 8/15/57
	Total Oklahoma			451,215
	Pennsylvania – 1.0% (1.1% of Total Investments)
1,700	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	6/26 at 100.00	BBB	1,735,054
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/28, (AMT)
	Total Pennsylvania			1,735,054
	Puerto Rico – 1.6% (1.7% of Total Investments)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
660	4.500%, 7/01/34	7/25 at 100.00	N/R	661,643
2,175	4.550%, 7/01/40	7/28 at 100.00	N/R	2,075,385
	Total Puerto Rico			2,737,028
	South Carolina – 1.7% (1.8% of Total Investments)
1,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding	No Opt. Call	A–	1,006,860
	Series 2021A, 4.000%, 1/01/25
1,758	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	No Opt. Call	A–	1,929,352
	Series 2022B, 5.000%, 12/01/31
	Total South Carolina			2,936,212
	Tennessee – 9.0% (9.3% of Total Investments)
1,000	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	7/28 at 100.00	A	1,047,290
	Ballad Health, Series 2018A, 5.000%, 7/01/36
	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital
	Project, Series 2018A:
2,180	5.000%, 4/01/35	10/28 at 100.00	A2	2,288,346
110	5.000%, 4/01/35, (Pre-refunded 10/01/28)	10/28 at 100.00	A– (4)	121,162
2,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue	7/23 at 100.00	A+	2,006,980
	Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/26
2,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	5/31 at 100.00	A	1,826,900
	Board, Tennessee, Revenue Bonds, Belmont University, Refunding & Improvement Series 2021,
	4.000%, 5/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 450	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	$ 471,789
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
1,000	Metropolitan Nashville Airport Authority, Tennessee, Airport Improvement Revenue Bonds,	7/32 at 100.00	A1	1,100,090
	Series 2022A, 5.250%, 7/01/47
1,400	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B,	No Opt. Call	BBB	1,437,814
	5.625%, 9/01/26
	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
1,490	5.000%, 2/01/24	No Opt. Call	A	1,489,046
1,365	5.000%, 2/01/25	No Opt. Call	A	1,363,062
1,870	West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Improvement	6/32 at 100.00	AA	2,062,198
	Series 2022, 5.000%, 6/01/42
	Total Tennessee			15,214,677
	Texas – 2.5% (2.6% of Total Investments)
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	7/23 at 100.00	BB	1,986,760
	Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25, (AMT)
960	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien	11/24 at 100.00	Baa1	974,554
	Series 2014C, 5.000%, 11/15/25
1,005	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	Baa2	556,720
	0.000%, 11/15/33 – NPFG Insured
765	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A1	795,110
	Senior Lien Series 2008D, 6.250%, 12/15/26
	Total Texas			4,313,144
	Virginia – 0.8% (0.8% of Total Investments)
1,340	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	AA	1,373,406
	First Tier Series 2016, 5.000%, 7/01/41 – AGM Insured
	Total Virginia			1,373,406
	Washington – 1.4% (1.4% of Total Investments)
700	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015A,	10/24 at 100.00	AA–	713,888
	5.000%, 4/01/27
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue
	Bonds, Refunding Series2021B. Exchange Purchase:
210	4.000%, 7/01/34	7/31 at 100.00	Baa1	209,427
1,550	4.000%, 7/01/37	7/31 at 100.00	Baa3	1,463,696
	Total Washington			2,387,011
	Total Municipal Bonds (cost $158,218,969)			156,574,366

NIQ	Nuveen Intermediate Duration Quality Municipal
Term Fund
Portfolio of Investments (continued)
May 31, 2023

Shares	Description (1)	Value
	COMMON STOCKS – 4.4% (4.5% of Total Investments)
	Independent Power and Renewable Electricity Producers – 4.4% (4.5% of Total Investments)
97,015	Energy Harbor Corp (7), (8)	$ 7,459,774
	Total Independent Power and Renewable Electricity Producers	7,459,774
	Total Common Stocks (cost $2,765,568)	7,459,774
	Total Long-Term Investments (cost $160,984,537)	164,034,140
	Other Assets & Liabilities, Net – 3.4%	5,777,717
	Net Assets Applicable to Common Shares – 100%	$ 169,811,857

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of Investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlement during February 2020 for Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23. Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not currently satisfied). The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6, 2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly- formed subsidiary of Vistra. The companies anticipate closing the transaction in the second half of 2023. In connection with the transaction, Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity. The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.
(8)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

See accompanying notes to financial statements

Statement of Assets and Liabilities

May 31, 2023
ASSETS
Long-term investments, at value (cost $160,984,537)	$164,034,140
Cash	3,589,963
Receivable for:
Interest	2,296,516
Investments sold	435,000
Other assets	10,365
Total assets	170,365,984
LIABILITIES
Payable for:
Dividends	427,563
Accrued expenses:
Custodian fees	19,447
Investor relations	2,382
Management fees	70,506
Trustees fees	2,647
Professional fees	15
Shareholder reporting expenses	6,463
Shareholder servicing agent fees	177
Other	24,927
Total liabilities	554,127
Commitments and contingencies(1)
Net Assets applicable to common shares	$169,811,857
Common shares outstanding	13,098,868
Net asset value ("NAV") per common share outstanding	$ 12.96
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$ 130,989
Paid-in surplus	186,788,917
Total distributable earnings (loss)	(17,108,049)
Net assets applicable to common shares	$169,811,857

(1) As disclosed in Notes to Financial Statements

See Notes to Financial Statements.

Statement of Operations

Year Ended May 31, 2023
INVESTMENT INCOME
Interest	$ 6,643,578
Total Investment Income	$ 6,643,578
EXPENSES
Management fees	954,729
Interest expense	547,105
Custodian expenses, net	26,165
Trustees fees	13,499
Professional fees	76,173
Shareholder reporting expenses	23,189
Shareholder servicing agent fees	10,685
Stock exchange listing fees	7,330
Investor relations expenses	7,635
Other	26,304
Total expenses	1,692,814
Net investment income (loss)	4,950,764
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss):
Investments	(8,267,443)
Net realized gain (loss)	(8,267,443)
Change in net unrealized appreciation (depreciation) on:
Investments	1,987,490
Change in net unrealized appreciation (depreciation)	1,987,490
Net realized and unrealized gain (loss)	(6,279,953)
Net increase (decrease) in net assets applicable to common shares from operations	$(1,329,189)

See Notes to Financial Statements.

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	5/31/23	5/31/22
OPERATIONS
Net investment income (loss)	$ 4,950,764	$ 5,677,210
Net realized gain (loss)	(8,267,443)	(459,257)
Change in net unrealized appreciation (depreciation)	1,987,490	(18,492,734)
Net increase (decrease) in net assets applicable to common shares from operations	(1,329,189)	(13,274,781)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(5,075,811)	(6,417,932)
Decrease in net assets applicable to common shares from distributions to
common shareholders	(5,075,811)	(6,417,932)
Capital Share Transactions
Common shares:
Net proceeds from common shares issued to shareholders due to
reinvestment of distributions	—	25,616
Net increase (decrease) in net assets applicable to common shares from
capital share transactions	—	25,616
Net increase (decrease) in net assets applicable to common shares	(6,405,000)	(19,667,097)
Net assets applicable to common shares at the beginning of period	176,216,857	195,883,954
Net assets applicable to common shares at the end of period	$169,811,857	$176,216,857

See Notes to Financial Statements.

Statement of Cash Flows

Year Ended May 31, 2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$ (1,329,189)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(61,721,662)
Proceeds from sales and maturities of investments	113,180,953
Taxes paid	(68)
Amortization (Accretion) of premiums and discounts, net	2,019,926
Amortization of deferred offering costs	29,046
(Increase) Decrease in:
Receivable for interest	942,089
Receivable for investments sold	5,445,000
Other assets	(1,055)
Increase (Decrease) in:
Payable for investments purchased - when-issued/delayed-delivery settlement	(2,101,095)
Accrued custodian fees	(18,690)
Accrued investor relations	(2,469)
Accrued management fees	(29,532)
Accrued Trustees fees	1,107
Accrued professional fees	(424)
Accrued shareholder reporting expenses	941
Accrued shareholder servicing agent fees	(2,098)
Accrued other expenses	21,983
Net realized (gain) loss from investments	8,267,443
Change in net unrealized (appreciation) depreciation of investments	(1,987,490)
Net cash provided by (used in) operating activities	62,714,716
CASH FLOWS FROM FINANCING ACTIVITIES
(Repayments for) AMTP Shares redeemed, at liquidation preference	(55,000,000)
Cash distributions paid to common shareholders	(5,133,678)
Net cash provided by (used in) financing activities	(60,133,678)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	2,581,038
Cash and cash collateral at brokers at the beginning of period	1,008,925
Cash and cash collateral at brokers at the end of period	$ 3,589,963

The following table provides a reconciliation of cash and cash collateral at brokers to the statement of assets and liabilities:
Cash	$ 3,589,963
Cash collateral at brokers for investments in futures contracts	—
Total cash and cash collateral at brokers	$ 3,589,963

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest (excluding borrowing and amortization of offering costs)	$ 514,604
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—

See Notes to Financial Statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
	Beginning	Net	Net		From	From
	Common	Investment	Realized/		Net	Net		Ending	Ending
	Share Net	Income	Unrealized		Investment	Realized		Net Asset	Share
	Asset Value	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Value	Price
5/31/23	$13.45	$0.38	$(0.48)	$(0.10)	$(0.39)	—	$(0.39)	$12.96	$12.60
5/31/22	14.96	0.43	(1.45)	(1.02)	(0.49)	—	(0.49)	13.45	13.15
5/31/21	14.36	0.50	0.56	1.06	(0.46)	—	(0.46)	14.96	14.82
5/31/20	14.30	0.41	0.03	0.44	(0.38)	—	(0.38)	14.36	13.89
5/31/19	13.66	0.41	0.60	1.01	(0.37)	—	(0.37)	14.30	13.26

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate
(0.73)%	(1.16)%	$169,812	0.99%	2.90%	33%
(7.00)	(8.23)	176,217	1.09	2.98	21
7.50	10.16	195,884	1.05	3.38	8
3.11	7.70	188,024	1.43	2.86	13
7.54	9.06	187,339	1.55	2.96	20

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Percentage not annualized.

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred (as further described below) on assets attributable to preferred shares issued by the Fund, where applicable.
•	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Notes to Financial Statements ) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to
Average Net Assets Applicable
to Common Shares
5/31/23	0.32%
5/31/22	0.32
5/31/21	0.28
5/31/20	0.64
5/31/19	0.74

See Notes to Financial Statements.

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	AMTP Shares
	Aggregate	Asset
	Amount	Coverage
	Outstanding	Per $100,000
	(000)(a)	Share(b)
5/31/23	$ —	$ —
5/31/22	55,000	420,394
5/31/21	55,000	456,153
5/31/20	55,000	441,862
5/31/19	55,000	440,616

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, where applicable.
(b)	Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

See Notes to Financial Statements.

Notes to

Financial Statements

1. General Information

Fund Information

The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ) (the “Fund”). The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on December 11, 2012. NIQ had a term of ten years and liquidated and distributed their net assets to shareholders on June 30, 2023.

Current Fiscal Period

The end of the reporting period for the Fund is May 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2023 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolios, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Developments Regarding the Fund’s Control Share By-Law

On October 5, 2020, the Fund and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Fund’s Board of Trustees (the “Board”) amended the Fund’s bylaws to provide that the Fund’s Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Fund appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

NIQ Announces Liquidation Details

The Board of NIQ has approved the liquidation of the Fund upon the Fund’s originally scheduled termination date.

As previously announced, the Board of Trustees of Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ) has approved the liquidation of the fund upon the fund’s originally scheduled termination date. NIQ intends to liquidate on or before June 30, 2023. The fund will not declare its regular monthly income distribution in June 2023 and expects to make a special tax-exempt income distribution in connection with the fund’s liquidation. The amount and dates applying to any special income distribution will be announced at a later date. The fund anticipates making its final liquidating distribution on or about June 30, 2023. The final tax character of all distributions paid in 2023 will be reported to shareholders on Form 1099-DIV, which will be sent out in early 2024. Nuveen does not provide tax advice; investors should consult a professional tax advisor regarding their specific tax situation.

Notes to Financial Statements (continued)

As the Fund approaches its termination date, the Fund will begin the orderly liquidation of its assets. As a Fund’s portfolio securities are sold, the Fund may deviate from its investment objective and policies. Any securities that cannot be sold within a reasonable period of time by a Fund will be contributed to a liquidating trust. The liquidating trust is intended to provide an orderly disposition of such illiquid assets.

Upon termination, the Fund anticipates distributing to all Fund shareholders (i) cash raised from the sale of portfolio securities and (ii) interests in the liquidating trust equal in relative proportion to the percentage of the outstanding shares owned by a shareholder on the liquidation date. Interests in the liquidating trust will not trade on an exchange and may not be sold or transferred, except as permitted by applicable law. The liquidating trust will subsequently distribute cash proceeds in one or more payments as the securities in the liquidating trust can be sold or otherwise liquidated. The timing of when cash distributions will be made from the liquidating trust cannot be predicted. Shareholders may recognize a gain or loss for U.S. tax purposes as a result of the liquidation. Nuveen does not provide tax advice; investors should consult a professional tax advisor regarding their specific tax situation.

As NIQ approaches liquidation, the Fund’s common shares will continue trading on the New York Stock Exchange. NIQ common shares will be suspended from trading before the open of trading on June 26, 2023.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Custodian Fee Credit

As an alternative to overnight investments, the Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by the Fund was as follows:

Custodian Fee Credit	$3,882

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Fund’s financial statements and various filings.

New Rules to Modernize Fund Valuation Framework Take Effect

A new rule adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Fund adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Fund.

3. Investment Valuation and Fair Value Measurements

The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics

Notes to Financial Statements (continued)

considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
Long-Term Investments:*
Municipal Bonds	$ —	$156,574,366	$ —	$156,574,366
Common Stocks	—	7,459,774	—	7,459,774
Total	$ —	$164,034,140	$ —	$164,034,140

* Refer to the Fund’s Portfolio of Investments for state classifications.

The Fund holds liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Fund’s liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 – Portfolio Securities and Investments in Derivatives. The fair values of the Fund’s liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 – Fund Shares.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by the Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding
Floating rate obligations: self-deposited Inverse Floaters	$ —
Floating rate obligations: externally-deposited Inverse Floaters	11,700,000
Total	$11,700,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters
Average floating rate obligations outstanding	$—
Average annual interest rate and fees	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

Notes to Financial Statements (continued)

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period there were no loans outstanding under any such facility.

The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, the Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	11,700,000
Total	$11,700,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

Purchases	$ 61,721,662
Sales and maturities	113,180,953

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

In addition to the inverse floating rate securities in which the Fund may invest, which are considered portfolio securities for financial reporting purposes, the Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares during the Fund’s current and prior fiscal period, where applicable were as follows:

	Year	Year
	Ended	Ended
	5/31/23	5/31/22
Common shares:
Issued to shareholders due to reinvestments of distributions	—	1,724

Preferred Shares

Adjustable Rate MuniFund Term Preferred Shares

The Fund had issued and had outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available. Now, the Fund has redeemed all of its AMTP Shares.

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period was as follows:

Average liquidation preference of AMTP Shares outstanding*	$55,000,000
Annualized dividend rate	2.34%

* For the period June 1, 2022 through October 25, 2022 (redemption date of shares).

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Notes to Financial Statements (continued)

Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Preferred Share Transactions

Transactions in AMTP preferred shares for the Fund during the Fund’s current fiscal period, where applicable, are noted in the following table. The Fund did not have any transactions in preferred shares during the prior fiscal period.

	Year Ended
	5/31/23
	Series	Shares	Amount
AMTP Shares redeemed	2023	(550)	$(55,000,000)

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

The Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to nondeductible expenses, taxable market discount, and taxes paid. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
NIQ	$160,904,006	$5,975,886	$(2,845,752)	$3,130,134

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Unrealized		Late-Year	Other
	Tax-Exempt	Ordinary	Long-Term	Appreciation	Capital Loss	Loss	Book-to-Tax
Fund	Income[1]	Income	Capital Gains	(Depreciation)	Carryforwards	Deferrals	Differences	Total
NIQ	$537,103	$17,467	$ —	$3,130,134	$(20,353,941)	$ —	$(438,812)	$(17,108,049)

[1]	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2023 and paid on June 1, 2023

The tax character of distributions paid was as follows:

	5/31/23			5/31/22
			Long-Term			Long-Term
	Tax-Exempt	Ordinary	Capital	Tax-Exempt	Ordinary	Capital
Fund	Income[1]	Income	Gains	Income	Income	Gains
NIQ	$5,053,439	$22,372	$ —	$6,417,932	$ —	$ —

1 The Fund designates these amounts paid during the period as Exempt Interest Dividends.

As of year end, the Fund had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NIQ	$11,640,008	$8,713,933	$20,353,941

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For the next $3 billion	0.2250
For managed assets over $5 billion	0.2125

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of May 31, 2023, the complex-level fee for the Fund was 0.1597%.

Other Transactions with Affiliates

The Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Fund engaged in cross-trades pursuant to these procedures as follows:

			Realized
Fund	Purchases	Sales	Gain (Loss)
NIQ	$1,602,345	$1,626,770	$(103,577)

8. Commitments and Contingencies

In the normal course of business, the Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Fund did not have any unfunded commitments.

From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. As of the end of the reporting period, the Fund is not subject to any material legal proceedings.

9. Borrowing Arrangements

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The current credit facility was entered into on June 21, 2023 expiring on June 19, 2024, replacing the previous facility, which expired June 2023.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increased commitments from select lenders. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

10. Subsequent Events

The Fund completed its termination and liquidation following the close of business on June 30, 2023. The termination and liquidation was performed in accordance with the Fund’s investment objectives and organizational documents, consistent with the Fund’s previously announced liquidation plans.

Shareholder Update (Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND

NUVEEN INTERMEDIATE DURATION QUALITY MUNICIPAL INCOME FUND (NIQ)

The Board of Trustees of NIQ approved the liquidation of NIQ upon NIQ’s originally scheduled termination date. Accordingly, effective June 30, 2023, and pursuant to NIQ’s Declaration of Trust, dated December 11, 2012, NIQ ceased its investment operations, liquidated its portfolio, retired or redeemed its leverage facilities and distributed its net assets to shareholders of record as of the date of termination.

CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Fund’s investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Nuveen Intermediate Duration Quality Municipal Term Fund (the “Fund”) and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Fund’s bylaws to provide that the Fund’s Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Important Tax Information (Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, the Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Net Long-Term
Fund	Capital Gains
NIQ	$ —

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Mathew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Investment Adviser	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Congress Street		200 East Randolph Street		Company, N.A.
	Suite 1		Chicago, IL 60601		150 Royall Street
	Boston, MA 02114-2016				Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NIQ
Common shares repurchased	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
■	Inverse Floating Rate Securities: Inverse floating rate securities are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■	Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
■	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Glossary of Terms Used in this Report (Unaudited) (continued)

■	Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
■	Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.
■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Board Members &
Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth -	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address	and Term(1)	Appointed	Including other	in Fund Complex
		Directorships	Overseen by	Board Member
During Past 5 Years

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); formerly, Director, Quality Control Corporation
333 W. Wacker Drive	Chair and	2008	(manufacturing) (2012-2021); Chair of the Board of the Kehrein	138
Chicago, IL 6o6o6	Board Member	Class II	Center for the Arts (philanthropy) (since 2021); member: Catalyst
Schools of Chicago Board (since 2008) and Mather Foundation Board
(philanthropy) (since 2012), formerly, Chair of its Investment
Committee (2017-2022); formerly, Member, Chicago Fellowship
Board (philanthropy) (2005-2016); formerly, Director, Fulcrum
IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment
Management America, Inc. (asset management) (2008-2013);
formerly, CEO and President, Northern Trust Global Investments
(financial services) (2004-2007); Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual
Funds Board (2005-2007), Northern Trust Global Investments Board
(2004-2007), Northern Trust Japan Board (2004-2007), Northern
Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong
Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Life Trustee of Coe
333 W. Wacker Drive	Board Member	1999	College and the Iowa College Foundation; formerly, Member and	138
Chicago, IL 6o6o6		Class III	President Pro-Tem of the Board of Regents for the State of Iowa
University System (2007- 2013); Director and Chairman (2009-2021),
United Fire Group, a publicly held company; Director, Public Member,
American Board of Orthopaedic Surgery (2015-2020); Director
(2000-2004), Alliant Energy; Director (1996-2015), The Gazette
Company (media and publishing); Director (1997- 2003), Federal
Reserve Bank of Chicago; President and Chief Operating Officer
(1972-1995), SCI Financial Group, Inc., (regional financial services firm).

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past
333 W. Wacker Drive	Board Member	2003	Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma,	138
Chicago, IL 6o6o6		Class I	Inc., The International Business Honor Society; formerly, Director
(2004-2018) of Xerox Corporation; formerly, Dean and Distinguished
Professor of Finance, School of Business at the University of Connecticut
(2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director
(1997-2007), Credit Research Center at Georgetown University.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC)
1959			(supports the fund independent director community and is part of the
333 W. Wacker Drive	Board Member	2021	Investment Company Institute (ICI), which represents regulated	138
Chicago, IL 6o6o6		Class II	investment companies) (2006-2019); formerly, various positions with
ICI (1989-2006); Member of the Board of Directors, Jewish Coalition
Against Domestic Abuse (JCADA) (since 2020).

■ JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy
1954			(2009-2020) and Senior Advisor to the Vice Chairman (2018-2020),
333 W. Wacker Drive	Board Member	2021	BlackRock, Inc. (global investment management firm); formerly,	138
Chicago, IL 6o6o6		Class III	Managing (Director, Global Head of Government Relations and Public
Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009);
formerly, Managing Director, Global General Counsel and Corporate
Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP
(law firm) (1993-1995); formerly, General Counsel, Commodity Futures
Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate
Director for Legal and Financial Affairs, Office of Presidential Personnel,
The White House (1986-1989); Member of the Board of Directors,
Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019), and
333 W. Wacker Drive	Board Member	2016	Director (2012-2019), USA Technologies, Inc., (provider of solutions	138
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions); formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon Communications,
Inc. (2000-2003); formerly, President, One Point Services at One Point
Communications (telecommunication services) (1999-2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (internet technology provider)
(1996-1997); formerly, various executive positions (1991-1996) including
Chief Executive Officer (1995-1996) of Zenith Electronics Corporation
(consumer electronics).

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which
1962			develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients) (since 2008); served on The President’s Council of Fordham	138
Chicago, IL 6o6o6		Class II	University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP.
(2012-2014); former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive
Officer of ABN AMRO Bank N.V., North America, and Global Head of
the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019),
1958			FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx)
333 W. Wacker Drive	Board Member	2020	(provider of transportation, e-commerce and business services through	138
Chicago, IL 6o6o6		Class III	its portfolio of companies); formerly, Senior Vice President, U.S.
Operations (2006-2018), Federal Express Corporation, a subsidiary of
FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids
Worldwide (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The
Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020),
Crown Castle International (provider of communications infrastructure).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	138
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004)
formerly, Chair (2015-2022) of the Board of Trustees of The John A.
Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015)
of the Board of Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P. Morgan Investment
1963		2017	Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	Class I or	and Principal Executive Officer (2013-2016), and Senior Vice President	138
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P. Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(3)	During Past 5 Years

Officers of the Funds:

■ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Managing Director
1963	Chief		(since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior
333 W. Wacker Drive	Administrative	2015	Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President
Chicago, IL 6o6o6	Officer		of Nuveen (2006-2017).

■ BRETT E. BLACK			Managing Director of Nuveen (since 2022); formerly, Vice President (2014-2022), Chief
1972	Vice President		Compliance Officer (2017-2022); Deputy Chief Compliance Officer (2014-2017) of
333 W. Wacker Drive	and Chief	2022	BMO Funds, Inc.
Chicago, IL 6o6o6	Compliance
Officer

■ MARK J. CZARNIECKI			Managing Director (since 2022), formerly, Vice President (2016-2022), and Assistant Secretary
1979	Vice President		(since 2016) of Nuveen Securities, LLC; Managing Director (since 2022), formerly, Vice President
901 Marquette Avenue	and Assistant	2013	(2017-2022) and Assistant Secretary (since 2017) of Nuveen Fund Advisors, LLC; Managing Director
Minneapolis, MN 55402	Secretary		and Associate General Counsel (since January 2022), formerly, Vice President and Associate
General Counsel of Nuveen (2013-2021); Managing Director (since 2022), formerly, Vice President
(2018-2022), Assistant Secretary and Associate General Counsel (since 2018) of Nuveen Asset
Management, LLC.

■ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President
1978	Vice President		and Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC
8500 Andrew Carnegie Blvd.	and Assistant	2017	(since 2022); Vice President and Associate General Counsel of Nuveen (since 2017);
Charlotte, NC 28262	Secretary		formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).

■ NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice
1979			President (2016-2017) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors,
333 W. Wacker Drive	Vice President	2016	LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of
1961			Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since
1974			2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of
333 W. Wacker Drive	Vice President	2019	Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

■ JOHN M. MCCANN			Managing Director (since 2021), General Counsel and Secretary (since 2023), formerly, Assistant
1975			Secretary (2021-2023), of Nuveen Fund Advisors, LLC; Managing Director, Associate General
8500 Andrew Carnegie Blvd.	Vice President	2022	Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director
Charlotte, NC 28262	and Assistant		(since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing
	Secretary		Director (since 2019, formerly, Vice President and Director), Associate General Counsel and
Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF
Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and
Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity
Association of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Vice
President (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen
Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital
Management, Inc. (2014-2017).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(3)	During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Executive Vice President (since 2022) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Senior Managing Director (2017-2022); Executive Vice President
333 W. Wacker Drive	and Assistant	2007	(since 2023) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Senior
Chicago, IL 6o6o6	Secretary		Managing Director (2017-2023); Executive Vice President and Assistant Secretary (since 2023) of
Nuveen Fund Advisors, LLC, formerly, Senior Managing Director (2017-2023), Secretary (2016-
2023) and Co-General Counsel (2011-2020); Executive Vice President (since 2023) and Secretary
(since 2016) of Nuveen Asset Management, LLC, formerly, Senior Managing Director (2017-2023)
and Associate General Counsel (2011-2020); formerly, Vice President (2007-2021) and Secretary
(2016-2021), of NWQ Investment Management Company, LLC and Santa Barbara Asset
Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010);
Executive Vice President (since 2023) and Secretary (since 2016) of Nuveen Alternative
Investments, LLC, formerly Senior Managing Director (2017-2023).

■ JON SCOTT MEISSNER			Managing Director, Mutual Fund Tax and Expense Administration (since 2022), formerly, Managing
1973	Vice President		Director of Mutual Fund Tax and Financial Reporting groups (2017-2022), at Nuveen; Managing
8500 Andrew Carnegie Blvd.	and Assistant	2019	Director of Nuveen Fund Advisors, LLC (since 2019); Managing Director (since 2021), formerly,
Charlotte, NC 28262	Secretary		Senior Director (2016-2021), of Teachers Advisors, LLC and TIAA-CREF Investment Management,
LLC; Managing Director, Mutual Fund Tax and Expense Administration (since 2022), formerly,
Senior Director Mutual Fund Taxation (2015-2022), to the TIAA-CREF Funds, the TIAA-CREF Life
Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with
TIAA since 2004.

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) of Nuveen.
1975
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ TREY S. STENERSEN			Senior Managing Director of Teacher Advisors LLC and TIAA-CREF Investment Management, LLC
1965			(since 2018); Senior Managing Director (since 2019) and Chief Risk Officer (since 2022), formerly
8500 Andrew Carnegie Blvd.	Vice President	2022	Head of Investment Risk Management (2017-2022) of Nuveen; Senior Managing Director (since
Charlotte, NC 28262			2018) of Nuveen Alternative Advisors LLC.

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly,
1973	Vice President		Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC;
8500 Andrew Carnegie Blvd.	and Controller	2019	Senior Managing Director (since 2022) of Nuveen Asset Management, LLC; Principal Financial
Charlotte, NC 28262			Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-
CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal
Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; has held various positions with TIAA since 2006.

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund
1968	Vice President		Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of
333 W. Wacker Drive	and Secretary	2008	Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General
Chicago, IL 60606			Counsel (since 2019) of Nuveen.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(3)	During Past 5 Years

Officers of the Funds (continued):

RACHAEL ZUFALL			Managing Director and Assistant Secretary (since 2023) of Nuveen Fund Advisors, LLC; Managing
1973	Vice President		Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014) of the
8500 Andrew Carnegie Blvd.	and Assistant	2022	CREF Accounts, TIAA Separate Account VA-1, TIAA- CREF Funds and TIAA-CREF Life Funds;
Charlotte, NC 28262	Secretary		Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011)
of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of
Nuveen, LLC and of TIAA (since 2017).

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2)	Robert L. Young has been reclassified as a Class I Board Member for those Funds that have held their 2023 annual shareholder meetings and will be re-designated as a Class I Board Member at the remaining 2023 annual shareholder meetings.
(3)	Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Not FDIC Insured | May Lose Value | No Bank Guarantee

Nuveen Securities, LLC member of FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-B-0523P 2956504-INV-Y-07/24

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Intermediate Duration Quality Municipal Term Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
May 31, 2023	$ 33,000	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2022	$ 30,150	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

[3] "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
May 31, 2023	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2022	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2023	$ 0	$ 0	$ 0	$ 0
May 31, 2022	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Albin F. Moschner, John K. Nelson, Chair, Margaret L. Wolff, and Robert L. Young.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Daniel J. Close, CFA, Managing Director at Nuveen Asset Management, leads the municipal fixed income strategic direction and investment perspectives for Nuveen. He serves as lead portfolio manager for high yield municipal strategies, along with tax-exempt and taxable municipal strategies that include customized institutional portfolios, open-end funds and closed-end funds. Prior to his current role, Dan helped establish and expand the platform as Head of Taxable Municipals. He is a portfolio manager of both high yield and investment grade municipal assets, and he has managed dedicated taxable municipal strategies for Nuveen since 2010. After joining Nuveen in 2000, he was a municipal fixed income research analyst covering the corporate-backed, energy, transportation and utility sectors. Dan began working in the investment industry in 1998 as an analyst at Banc of America Securities. He received his BS in Business from Miami University and his MBA from Northwestern University’s J. L. Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the Portfolio Manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	16	$27.64 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	63	$18.29 billion
*	Assets are as of May 31, 2023. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Manager’s compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4). OWNERSHIP OF NIQ SECURITIES AS OF MAY 31, 2023

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Intermediate Duration Quality Municipal Term Fund

By (Signature and Title) /s/ Mark L. Winget

Mark L. Winget

Vice President and Secretary

Date: August 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb

David J. Lamb

Chief Administrative Officer

(principal executive officer)

Date: August 3, 2023

By (Signature and Title) /s/ E. Scott Wickerham

E. Scott Wickerham

Vice President and Funds Controller

(principal financial officer)

Date: August 3, 2023